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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to
Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 10, 2001

UNITEDHEALTH GROUP INCORPORATED
(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	0-10864 (Commission File Number)	41-1321939 (I.R.S. Employer Identification No.)
UnitedHealth Group Center 9900 Bren Road East Minneapolis, Minnesota (Address of principal executive offices)		55343 (Zip Code)
Registrant's telephone number, including area code:		(952) 936-1300

N/A
(Former name or former address, if changed since last report.)

Item 7.  Financial Statements and Exhibits

(c)
Exhibits

Number	Description
99	Cautionary Statements (incorporated by reference to the section entitled "Cautionary Statements" in the Company's Annual Report on Form 10-K for the year ended December 31, 2000)

Item 9.  Regulation FD Disclosure

    On Thursday, April 12, 2001, William W. McGuire, M.D., Chairman and Chief Executive Officer of UnitedHealth Group Incorporated (the "Company"), will be presenting at the Merrill Lynch Health Services Conference at approximately 10:30 a.m. Eastern Time. The presentation will include a reaffirmation of the Company's prior publicly disclosed 2001 and 2002 financial expectations, and may be accessed live on the Internet at the Investor Information section of the Company's website (http://www.unitedhealthgroup.com). The presentation will remain available through Friday, April 13, 2001.

    Statements that the Company may issue, including those in the presentation referenced above, which are not strictly historical are "forward-looking" statements under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks, which may cause actual results and corporate developments to differ materially from expectations, and include, without limitation, the effects of state and federal regulations, the effects of acquisitions and divestitures, and other risks described from time to time in each of UnitedHealth Group's reports filed with the Securities and Exchange Commission, including quarterly reports on Form 10-Q, annual reports on Form 10-K, and current reports on Form 8-K.

Signatures

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 10, 2001
UNITEDHEALTH GROUP INCORPORATED
	By:	/s/ DAVID J. LUBBEN David J. Lubben General Counsel & Secretary

INDEX TO EXHIBITS

Number	Description
99	Cautionary Statements (incorporated by reference to the section entitled "Cautionary Statements" in the Company's Annual Report on Form 10-K for the year ended December 31, 2000)

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Signatures
INDEX TO EXHIBITS